UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

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CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 15, 2017, Conatus Pharmaceuticals Inc. (the “Company”) issued a convertible promissory note in the principal amount of $15 million (the “Note”) to Novartis Pharma AG (“Novartis”). The Note was issued pursuant to the Investment Agreement entered into by the Company and Novartis on December 19, 2016, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2016 (the “Prior Report”). The maturity date of the Note is December 31, 2019. The Note bears interest on the unpaid principal amount at a rate of 6 percent per annum from the date of issuance. The Company may prepay the Note in whole or in part, or convert all or part of the Note into shares of the Company’s common stock, at its option, until December 31, 2019. Novartis may convert the Note into shares of the Company’s common stock upon a change of control of the Company or the termination of the Option, Collaboration and License Agreement (the “License Agreement”) entered into between the Company and Novartis on December 19, 2016. If converted, the principal and accrued interest under the Note will convert into the Company’s common stock at a conversion price equal to 120 percent of the 20-day trailing average closing price per share of the common stock immediately prior to the conversion date. Upon the occurrence of certain events of default, the Note requires the Company to repay the principal amount of the Note and any unpaid accrued interest.

Additional information regarding the terms of the Investment Agreement and the License Agreement may be found in Item 1.01 of the Prior Report, which is incorporated herein by reference in this Item 1.01. The foregoing description of the Note does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Note, which will be filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2016.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Note was issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2017	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Charles J. Cashion
	Name:	Charles J. Cashion
	Title:	Senior Vice President, Finance,
Chief Financial Officer and Secretary